UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement
☐ Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to ss.240.14a-12

Advantage Advisers Multi-Sector Fund I
(Names of Registrant As Specified in its Declaration of Trust)

Payment of Filing Fee (Check the appropriate box):

☒ No Fee Required
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
☐ Fee paid previously with preliminary materials.

☐      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

[ADVANTAGE ADVISERS LOGO]

PRELIMINARY PROXY MATERIALS – SUBJECT TO COMPLETION

ADVANTAGE ADVISERS MULTI-SECTOR FUND I
200 Park Avenue, 24th Floor
New York, New York 10166

Dear Shareholder:

          You are cordially invited to attend a special meeting (the “Meeting”) of shareholders of Advantage Advisers Multi-Sector Fund I, a Delaware statutory trust (the “Trust”), to be held on December 4, 2009 at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022 at 10:00 a.m., New York time.

          The Trust’s Board of Trustees (the “Board”) has called the Meeting to ask for your approval of a Plan of Liquidation and Dissolution (the “Liquidation Plan”) that would wind up the activities of the Trust and result in the distribution of the Trust’s assets to shareholders, after discharging or providing for the Trust’s liabilities and expenses. The Board has unanimously approved the Liquidation Plan. If approved by shareholders, the Liquidation Plan would take effect as soon as practicable following the Meeting. Upon taking effect, the Trust would cease all business activities, except for the purpose of winding up its business. Subsequent to its liquidation, the Trust would de-register as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Trust would terminate under state law.

          Though not required by the 1940 Act, the Trust’s Agreement and Declaration of Trust requires that the Trust’s liquidation and dissolution be approved by a vote of a majority of the Trust’s outstanding voting securities, as defined in the 1940 Act. Therefore, at the Meeting, shareholders of the Trust will be asked to vote: (1) to approve the Liquidation Plan, as described above and more fully in the attached proxy statement, and (2) to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

          Whether or not you plan to attend the Meeting, your vote is needed. You may vote via the Internet, telephone or mail before the Meeting, or attend the Meeting and vote in person.

          We look forward to seeing you at the Meeting or receiving your proxy so your shares may be voted at the Meeting.

Sincerely yours,

Bryan E. McKigney
Chief Executive Officer and President

[ADVANTAGE ADVISERS LOGO]

PRELIMINARY PROXY MATERIALS – SUBJECT TO COMPLETION

ADVANTAGE ADVISERS MULTI-SECTOR FUND I

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 4, 2009

October [      ], 2009

To the Shareholders of Advantage Advisers Multi-Sector Fund I:

          A special meeting of shareholders (the “Meeting”) of Advantage Advisers Multi-Sector Fund I, a Delaware statutory trust (the “Trust”), will be held on December 4, 2009 at 10:00 a.m., New York time, at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

          The Meeting is being held for the following purposes:

1.	To approve the liquidation and dissolution of the Trust pursuant to a Plan of Liquidation and Dissolution.

2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

          The Board of Trustees (the “Board”) of the Trust recommends that you vote “FOR” the proposal to liquidate and dissolve the Trust.

          The Board has fixed the close of business on October 26, 2009 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting.

          Whether or not you plan to attend the Meeting, we urge you to complete, sign and promptly return the enclosed proxy card. You may also vote via the Internet or telephone by following the instructions on the enclosed proxy card. We urge you to return a proxy for your shares as soon as possible so that the Meeting may be held and the maximum number of shares may be voted. The Trust will furnish, without charge, copies of the Trust’s most recent annual report and semi-annual report to shareholders upon request. Please call 1-800-441-9800 to request copies of these reports.

          Whether or not you plan to attend the Meeting, please read the enclosed proxy statement and complete and return a proxy for your shares as soon as possible. You may vote your shares over the Internet or by telephone by following the instructions on the enclosed proxy card. You may also submit your vote by mail by signing and returning the enclosed proxy card in the postage-paid envelope provided. If you attend the Meeting and vote in person, that vote will revoke any proxy you previously submitted. You may think your vote is not important, but it is vital. By law, the Meeting must be adjourned without conducting any business if less than a majority of the shares eligible to vote are represented at the Meeting. In that event, the Trust would continue to solicit votes in an attempt to achieve a quorum and would incur additional shareholder solicitation expenses in doing so. Your vote could be critical in allowing the Trust to hold the Meeting as scheduled, so please vote your proxy immediately.

          If you have any questions, please call your account representative or D.F. King & Co., Inc., the firm assisting the Trust in soliciting proxies, at 1-888-605-1956.

By order of the Board of Trustees of
Advantage Advisers Multi-Sector Fund I

Bryan E. McKigney
President and Chief Executive Officer

PRELIMINARY PROXY MATERIALS – SUBJECT TO COMPLETION

ADVANTAGE ADVISERS MULTI-SECTOR FUND I
200 Park Avenue, 24th Floor
New York, New York 10166
(212) 667-4225

PROXY STATEMENT

          This Proxy Statement is being furnished to shareholders in connection with the solicitation of proxies by the Board of Trustees (the “Board of Trustees” or the “Board”) of Advantage Advisers Multi-Sector Fund I, a Delaware statutory trust (the “Trust”), for use at a special meeting of shareholders to be held at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, on December 4, 2009 at 10:00 a.m., New York time (the “Meeting”).

          The Board has fixed the close of business on October 26, 2009 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Shareholders of record at the close of business on the Record Date have the right to vote at the Meeting. Each share is entitled to one vote. Shareholders of the Trust as of the close of business on the Record Date are sometimes referred to herein as “Record Date Shareholders.”

          This Proxy Statement and the accompanying Proxy Card are being first sent to shareholders on or about October 30, 2009. The Trust will furnish, without charge, a copy of the Trust’s most recent Annual Report and Semi-Annual Report to any shareholder upon request. Please call 1-800-441-9800 to request copies of these reports, or direct a request to: Advantage Advisers Multi-Sector Fund I, c/o Oppenheimer Asset Management Inc., 200 Park Avenue, 24th Floor, New York, NY 10166.

The following summarizes the proposals to be voted on at the Meeting:

1.	To approve the liquidation and dissolution of the Trust pursuant to a Plan of Liquidation and Dissolution.

2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

          If a quorum is not present at the Meeting, the Meeting will be adjourned and the Trust will continue to solicit votes in an attempt to achieve a quorum and will incur additional shareholder solicitation expenses in doing so.

          While we encourage you to read the full text of this Proxy Statement, for your convenience we have provided a brief overview of the matter to be voted on.

QUESTIONS AND ANSWERS

Q:	WHY IS THE MEETING BEING HELD?

A:

The Meeting is being held to obtain shareholder approval of a proposal to liquidate and dissolve the Trust pursuant to a Plan of Liquidation and Dissolution (the “Liquidation Plan”). At a meeting held on October 8, 2009, the Board unanimously approved the liquidation and dissolution of the Trust pursuant to the Liquidation Plan and directed that the matter be submitted to Record Date Shareholders for their approval. The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) requires that the liquidation and dissolution of the Trust be approved by a majority of the Trust’s outstanding voting securities, as defined in the 1940 Act.

Q:	WHAT ARE THE CONSEQUENCES TO SHAREHOLDERS IF THE LIQUIDATION PLAN IS APPROVED?

A:

The Liquidation Plan will become effective as soon as practicable following approval of the Liquidation Plan by Record Date Shareholders on such date as may be designated by the officers of the Trust (the “Effective Date”). Shareholders of record of the Trust as of the close of business on the Effective Date are sometimes referred to herein as “Effective Date Shareholders.” After the Effective Date, the Trust will cease its business as an investment company and will not engage in any business activities except for the purpose of winding up its business and affairs. The Trust’s assets will be liquidated after discharging of or making reasonable provision for the payment of all liabilities and expenses (including reserving funds from distribution to anticipate contingent or disputed liabilities). The net assets of the Trust will be distributed to Effective Date Shareholders in one or more liquidating distributions. Effective Date Shareholders will receive such distributions in cash. Subsequent to its liquidation, the Trust will de-register as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and dissolve under state law. For a more complete description of the Liquidation Plan, see “Description of the Liquidation Plan and Related Transactions” below.

Q:	WHAT ARE THE U.S. FEDERAL INCOME TAX CONSEQUENCES TO EFFECTIVE DATE SHAREHOLDERS?

A:

The receipt of liquidating distributions in cash is a taxable event to Effective Date Shareholders and will result in a taxable gain or loss to Effective Date Shareholders, depending on their respective tax basis in their Trust shares. Shareholders are urged to consult their own tax advisers. For a brief discussion of certain U.S. federal income tax considerations, see “U.S. Federal Income Tax Consequences of the Liquidation.”

Q:	IS YOUR VOTE IMPORTANT?

A:

Yes! Your vote is important, no matter how many shares you own. If we do not receive sufficient proxies to constitute a quorum of shares, the Meeting cannot be held and will have to be adjourned to continue soliciting proxies in an attempt to achieve a quorum. This will result in additional shareholder solicitation expenses.

Q:	WHO IS ASKING FOR YOUR VOTE?

A:	The Board is soliciting your proxy for use at the Meeting and any adjournment or postponement thereof.

Q:	HOW DOES THE BOARD RECOMMEND THAT SHAREHOLDERS VOTE ON THE PROPOSAL?

A:	The Board recommends that you vote “FOR” the proposal to liquidate and dissolve the Trust pursuant to the Liquidation Plan.

Q:	WHO IS ELIGIBLE TO VOTE?

A:

Shareholders of record of the Trust as of October 26, 2009 are entitled to be present and to vote at the Meeting and any adjournment or postponement thereof. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don’t fill in a vote, your shares will be voted in accordance with the Board’s recommendation. If any other business is properly brought before the Meeting, your shares will be voted at the proxies’ discretion unless you specify otherwise in your proxy.

Q:	HOW DO I VOTE/WHO SHOULD I CALL IF I HAVE QUESTIONS?

A:	You may vote by using one of the following options:

• By Internet. Record Date Shareholders may submit proxies over the Internet by logging-on to the website listed on the front of the enclosed Proxy Card. Have your control number (located on the signature side of the enclosed Proxy Card) available for reference and the system will prompt you with instructions on how to vote. Do not mail the paper Proxy Card.

•

By Telephone. Record Date Shareholders may submit proxies using any touch-tone telephone from within the United States by calling the toll-free number listed on the front of the enclosed Proxy Card. Have your control number (located on the signature side of the enclosed Proxy Card) available for reference and the system will prompt you with instructions on how to vote. Do not mail the paper Proxy Card.

•	By Mail. Mark, sign and date the enclosed Proxy Card and return it in the enclosed postage-paid envelope.

•

In Person. Record Date Shareholders may also vote in person at the Meeting. We will provide a ballot to anyone who requests one at the Meeting. Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting instruction form as described above so that your vote will be counted if you later decide not to attend the Meeting.

Each shareholder who has given a proxy may revoke it at any time prior to its exercise by delivering to the Trust a written revocation or a duly executed proxy bearing a later date or by notifying the Trust at any time before his or her proxy is voted that he or she will be present at the Meeting and wishes to vote in person. In addition, a shareholder can notify the Trust of revocation by calling 1-888-605-1956. Proxies given by telephone or over the Internet may be revoked at any time before they are voted by following the above instructions for voting by telephone or over the Internet and submitting another proxy at a later date. Please note: being present at the Meeting alone does not revoke a previously executed and returned proxy.

          Please call the firm assisting the Trust in soliciting proxies, D.F. King & Co., Inc., at 1-888-605-1956 if you have any questions regarding the voting of your shares.

Important Notice Regarding the Availability of Proxy Materials
for the
Special Shareholder Meeting to be Held on December 4, 2009

•	This Proxy Statement is also available at www.2voteproxy.com.

•

You may also vote your shares by logging on to www.2voteproxy.com. Have your control number (located on the signature side of the enclosed Proxy Card) available for reference. The system will prompt you with instructions on how to vote. If you vote via the Internet, do not mail the enclosed Proxy Card.

•	If you need directions to attend the Meeting and wish to vote in person, please call the Trust at 1-800-441-9800.

Dated: October [      ], 2009

THE PROPOSAL: LIQUIDATING AND DISSOLVING THE TRUST
PURSUANT TO THE LIQUIDATION PLAN

Introduction

          You are being asked to vote on a proposal to liquidate and dissolve the Trust pursuant to the Liquidation Plan. At a meeting held on October 8, 2009, the Board unanimously approved the liquidation and dissolution of the Trust pursuant to the Liquidation Plan and directed that the matter be submitted to Trust shareholders for their approval. While such approval is not required by the 1940 Act, the Declaration of Trust requires that the liquidation and dissolution of the Trust be approved by shareholders. The Liquidation Plan will become effective as soon as practicable following the approval of the Liquidation Plan by Record Date Shareholders on such date as may be designated by the officers of the Trust (previously defined as the “Effective Date”).

          If Record Date Shareholders approve the Liquidation Plan, the Trust’s investment adviser, Advantage Advisers, L.L.C. (the “Adviser”), and officers of the Trust affiliated with the Adviser (together with the Adviser, “Trust Management”), will direct the orderly liquidation of the Trust’s assets. The Trust will cease all business activities, except for the purpose of winding up the Trust’s affairs. The Trust will discharge the liabilities of the Trust and will make reasonable provision for the payment of, or maintain reserves against, all contingent or disputed liabilities of the Trust. The Trust will then distribute its net assets to Effective Date Shareholders in one or more liquidating distributions. For a more detailed description of the Liquidation Plan, see “Description of the Liquidation Plan and Related Transactions.” Trust Management expects that Effective Date Shareholders will receive such distributions in cash. Subsequent to its liquidation, the Trust will de-register as an investment company under the 1940 Act and dissolve under state law. If Record Date Shareholders do not approve the Liquidation Plan, the Board will consider what action to take.

          The Board unanimously recommends that you vote “FOR” the proposal to liquidate and dissolve the Trust pursuant to the Liquidation Plan.

Background

          The Trust was organized in the State of Delaware on August 14, 2001 and is registered as a closed-end, non-diversified, management investment company under the 1940 Act. The Trust commenced operations on March 27, 2002. The Trust’s investment objective is to seek capital appreciation while managing risk through the use of a multi-strategy hedged equity investment program. The Trust historically has pursued this objective by investing primarily in the equity or equity-related securities of U.S. and non-U.S. issuers in three sectors: (1) banking/financial services, (2) healthcare/biotechnology, and (3) technology, and by selecting investment sub-advisers to manage separate accounts of the Trust focused on each such sector.

          The Trust’s sub-adviser for the banking/financial services separate investment account was KBW Asset Management Inc. (“KBWAM”), the Trust’s sub-adviser for the healthcare/biotechnology separate investment account is Eden Capital Management Partners, L.P. (“Eden”) and the Trust’s sub-adviser for the technology separate investment account is Alkeon Capital Management, L.L.C. (“Alkeon”). Each of the sub-advisers is a specialist in its respective sector and is a non-managing member of the Adviser. As described below, KBWAM resigned as a sub-adviser to the Trust on August 31, 2009. See “Additional Information,” below, for further information regarding the Trust’s sub-advisers.

          The Adviser was formed as a Delaware limited liability company in August 2001 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Advantage Advisers, Inc., a wholly-owned subsidiary of Oppenheimer Asset Management Inc. (“OAM”), is the managing member of (and therefore may be deemed to control) the Adviser and oversees the Adviser’s provision of investment advice to the Trust.

          Oppenheimer & Co. Inc. (“Oppenheimer”), an affiliate of OAM, is a full-service, self-clearing securities brokerage firm headquartered in New York, and a broker-dealer and an investment adviser registered with the Securities and Exchange Commission (“SEC”). Oppenheimer & Co. Inc.’s address is 125 Broad Street, New York,

New York 10004, and it acts as the Trust’s principal distributor and may provide brokerage and other services from time to time to one or more accounts or entities managed by affiliates of the Trust.

          Oppenheimer Holdings Inc. (“OPY”) is the ultimate parent of both OAM and Oppenheimer. OAM is a wholly-owned subsidiary of E.A. Viner International Co. (“E.A. Viner”), which in turn is wholly-owned by OPY. OPY is a publicly traded company listed on the New York Stock Exchange. Oppenheimer is a wholly-owned subsidiary of Viner Finance Inc., which in turn is wholly-owned by E.A. Viner. In excess of 50% of the Class B (voting) shares of OPY are owned by Phase II Financial Ltd., an Ontario corporation controlled by Albert G. Lowenthal; in excess of 44% of the Class B (voting) shares of OPY are owned by Elka Estates Limited, an Ontario corporation controlled by Olga Roberts.

          The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.001 par value. Trust shares are not listed on any exchange, are subject to restrictions on transfer and, to the Trust’s knowledge, there is no secondary market for the Trust’s shares. To provide investors with a degree of liquidity, the Trust historically has made quarterly offers to repurchase its shares. Repurchase offers were limited to 5% to 25% of the Trust’s outstanding shares at the Board’s discretion.

          The Trust has generally paid dividends annually on its shares in amounts representing substantially all of the Trust’s net investment income, if any, earned each year. For the six months ended March 31, 2009, the Trust paid a distribution of $1.59 per share, for the fiscal year ended September 30, 2008, the Trust paid a distribution of $7.28 per share and, for the fiscal year ended September 30, 2007, the Trust paid a distribution of $3.21 per share.

          On June 18, 2009 the Trust suspended sales of its shares and on August 7, 2009, the Trust commenced a special offer to repurchase up to one hundred percent (100%) of the Trust’s shares outstanding as of September 16, 2009, at a price equal to the Trust’s net asset value per share on September 18, 2009. This special repurchase offer was made pursuant to Rule 23c-3(c) under the 1940 Act and was made in lieu of the Trust’s regular quarterly repurchase offer.

          Trust shareholders tendered 2,061,937 Trust shares for repurchase in this special repurchase offer, representing approximately 80% of the Trust’s outstanding shares as of September 16, 2009, and the Trust repurchased all shares tendered at the Trust’s net asset value per share on September 18, 2009, which was $17.25 per share. This value reflected an accrual on the Trust’s books of anticipated and expected liquidation expenses, expenses to be incurred in connection with the Meeting and expenses to be incurred in connection with this proxy solicitation. See “Description of the Liquidation Plan and Related Transactions – Expenses” and “Expenses of the Proxy Solicitation,” below.

Reasons For The Liquidation And Dissolution

          The Adviser believes that, since the formation of the Trust, investor interest in the Trust’s strategy has waned. In particular, the Trust saw its assets peak at approximately $139 million during 2003 and has seen a decline in its assets to approximately $44 million as of June 30, 2009 and a consequent increase in the Trust’s expense ratio. In addition, the Trust’s last regular quarterly repurchase offer during the second quarter of 2009 was oversubscribed. The Trust’s net assets were approximately $44 million on September 18, 2009 and, as of September 30, 2009, the Trust’s net assets were approximately $8.8 million.

          Additionally, KBWAM, the investment sub-adviser responsible for the Trust’s separate investment account investing in the banking/financial services sector, resigned as an investment sub-adviser on August 31, 2009. Given the Trust’s small and declining asset base and the lack of new investor demand, the Board believes that the prospects for finding a quality replacement for KBWAM are poor.

          In light of this decline in the Trust’s net assets and consequent increase in the Trust’s expense ratio, the resignation of KBWAM and the poor prospects for finding a quality replacement for KBWAM, the Board asked Trust Management to evaluate the alternatives available to the Trust. The Board requested of and received from Trust Management materials, memoranda and recommendations regarding the continued operation of the Trust, strategic alternatives available to the Trust and the possible liquidation of the Trust. At Board meetings held in June through October of this year, the Board considered, among other matters, the Trust’s future prospects, the continued operation of the Trust, strategic alternatives available to the Trust and the liquidation of the Trust.

          At the direction of the Board, Trust Management evaluated multiple alternatives related to the Trust’s future prospects and provided recommendations to the Board. Trust Management generally evaluated the following alternatives for the Trust: (i) continuing the operation of the Trust, with or without replacing KBWAM; (ii) seeking alternative distribution platforms, including expanding Oppenheimer’s role in the retail distribution of the Trust; (iii) seeking to reduce the Trust’s expenses by reevaluating the Trust’s arrangements with its service providers; (iv) exploring other strategic alternatives for the Trust; and (v) terminating the Trust and distributing its assets to shareholders. Trust Management ultimately recommended liquidating the Trust, after reporting that there were no better alternatives to liquidation and that liquidation would be in the best interests of the Trust and its shareholders. The Board discussed and considered extensively each of the alternatives identified by Trust Management at a series of meetings at which Trust Management, counsel to the Trust and independent legal counsel to the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), were present. After considering the feasibility of the continued operation of the Trust and alternatives to liquidation, the Board concluded that it would be in the best interests of the Trust and its shareholders to liquidate and dissolve the Trust.

          On October 8, 2009, the Board unanimously approved the liquidation and dissolution of the Trust pursuant to the Liquidation Plan and directed that the matter be submitted to the Trust’s shareholders for their approval as required by the Declaration of Trust. In approving the Trust’s liquidation and dissolution pursuant to the Liquidation Plan, the Board also discussed the fees and expenses to be borne by the Trust during its liquidation period. The Board noted that substantially all of the Trust’s assets consisted of cash and cash equivalents. The Board recognized that prior to its authorization of the special repurchase offer, the Adviser had agreed not to charge an advisory fee on Trust assets held in cash or cash equivalents. The Board further noted that the Adviser’s agreement not to charge advisory fees on Trust assets held in cash or cash equivalents would continue until the Trust has been fully liquidated and all of its assets have been returned to shareholders in accordance with the Liquidation Plan. Shareholders should not, however, expect this fee waiver to continue if the Liquidation Plan is not approved.

DESCRIPTION OF THE LIQUIDATION PLAN AND RELATED TRANSACTIONS

          The following description of the Liquidation Plan and related transactions is not complete and is only a summary. A copy of the Liquidation Plan is attached hereto as Appendix A. Shareholders are urged to read the Liquidation Plan in its entirety. The following is only a summary of the Liquidation Plan and is qualified in its entirety by the complete Liquidation Plan attached hereto as Appendix A.

Effectiveness of the Liquidation Plan and Cessation of the Trust’s Activities as an Investment Company

          The Effective Date of the Liquidation Plan will be as soon as practicable following approval of the Liquidation Plan by Record Date Shareholders. After the Effective Date, the Trust will cease its business as an investment company and will not engage in any business activities except for the purpose of winding up its business and affairs, preserving the value of its assets, liquidating any remaining portfolio securities, discharging or making reasonable provision for the payment of all liabilities and distributing its remaining assets to Effective Date Shareholders in accordance with the Liquidation Plan.

Closing of Share Register Books of the Trust

          The proportionate interests of Effective Date Shareholders in the assets of the Trust will be fixed on the basis of their respective share holdings as of the close of business on the Effective Date. At such time, the share register books of the Trust will be closed. Thereafter, unless the share register books of the Trust are reopened, because the Liquidation Plan cannot be carried into effect or otherwise, Effective Date Shareholders’ respective interests in the Trust’s assets will not be transferable by the negotiation of share certificates.

Liquidation of Assets and Payment of Liabilities

          Substantially all of the Trust’s assets currently consist of cash and cash equivalents. After the Effective Date, the Trust will sell any of its remaining portfolio securities and other assets for cash at such prices and on such terms and conditions as Trust Management determines to be reasonable and in the best interests of the Trust and its shareholders. Trust Management anticipates that the aggregate proceeds of the disposition of the Trust’s remaining portfolio securities, if any, net of the Trust’s liabilities, will approximate the Trust’s then-current net asset value at the time of the disposition of such securities, less the costs of the liquidation borne by the Trust and transaction costs incurred in selling the Trust’s remaining portfolio securities not already paid or accrued. The Trust’s net asset value and the aggregate of such proceeds will be subject to market changes prior to the disposition of the Trust’s remaining portfolio securities, if any. The Trust will apply such proceeds and its current cash and cash equivalent assets first to the payment, satisfaction and discharge of all outstanding debts and obligations of the Trust, including premiums for continuing liability insurance. The Trust will determine the amounts of any disputed claims, contingent liabilities and unascertained liabilities of the Trust and may, as described below, withhold from its assets amounts to address such liabilities. The Trust will distribute, in one or more liquidating distributions, its remaining net assets among the Effective Date Shareholders.

Reservation of Trust Assets

          The Trust may, if deemed appropriate by Trust Management, withhold from distributable amounts sufficient assets, including through the use of one or more trusts, escrows, reserve funds, plans or other arrangements, as may be determined by the Board and officers of the Trust (collectively “Reserve Funds”), to address any disputed claims or contingent liabilities which may then exist against the Trust, as may be determined by the Board and officers of the Trust, or unascertained liabilities as may be estimated by the Board and officers of the Trust. Any amount withheld in Reserve Funds will be deducted pro rata from the net assets distributable to Effective Date Shareholders and held until such liabilities are settled or otherwise determined.

Liquidating Distributions

          The distribution of the Trust’s assets will be made in one or more liquidating distributions in complete cancellation of all outstanding shares of the Trust. Trust Management expects that the Trust will make a liquidating distribution which will consist of cash representing all or a substantial portion of the net assets of the Trust, less (i) any estimated amount necessary to discharge any outstanding liabilities and obligations of the Trust on the Trust’s books as of the date of such distribution and (ii) any amounts held in Reserve Funds or otherwise withheld to deal with any disputed claims, contingent liabilities or unascertained liabilities of the Trust. If additional subsequent liquidating distributions are made, such distributions are expected to consist of cash from any assets remaining after accrual of expenses or payment or other cancellation of liabilities, the proceeds of any sale of assets of the Trust not liquidated previously and any other miscellaneous income of the Trust. Trust Management currently expects that the Trust’s initial liquidating distribution will consist of approximately 90% of the Trust’s net assets, with the remaining 10% held back in a Reserve Fund to deal with any disputed claims, contingent liabilities or unascertained liabilities of the Trust. Any Trust assets held in a Reserve Fund remaining after all liabilities and claims have been ascertained and settled will be distributed to Effective Date Shareholders in a final liquidating distribution. The Board will set the payment date for any such distributions.

          The Trust does not currently intend to create a separate trust to administer liquidating distributions; however, in the event the Trust is unable to distribute all of its assets pursuant to the Liquidation Plan (because of its inability to locate Effective Date Shareholders to whom liquidation distributions are payable or otherwise) the Trust may create a liquidating trust with a financial institution and deposit any remaining assets of the Trust in such trust for the benefit of Effective Date Shareholders. The expenses of any such trust will be charged against the liquidating distributions held therein.

          Effective Date Shareholders will receive their liquidating distributions without further action on their part. Effective Date Shareholders holding certificates representing their shares may, but are not required to, return their share certificates to the Trust’s transfer agent. Upon the mailing of the final liquidating distribution, all outstanding shares of the Trust will be deemed cancelled and share certificates of the Trust will no longer evidence an ownership interest in the Trust and will not be accepted by the Trust’s transfer agent. Effective Date Shareholders whose shares are held in the name of their broker or other financial institution will receive their liquidating distributions through such shareholders’ nominee firms. All Effective Date Shareholders will receive information concerning the sources of the liquidating distributions.

          Assets held in Reserve Funds in excess of the amounts required to discharge the Trust’s contingent or unascertained liabilities following the settlement or determination of such liabilities will be distributed to Effective Date Shareholders pursuant to the terms of such Reserve Funds. Any distribution to Effective Date Shareholders of assets held in Reserve Funds may occur after the conclusion of the liquidation period and the payment of the final liquidating distribution.

Expenses

          The expenses incurred in carrying out the terms of the Liquidation Plan will be borne by the Trust. Expenses expected by Trust Management to be incurred in connection with the Liquidation Plan include, but are not limited to, expenses incurred in connection with the preparation of the Liquidation Plan and this Proxy Statement, costs of printing and distributing this Proxy Statement and the enclosed Proxy Card and soliciting the votes of Record Date Shareholders of the Trust (including the retention of D.F. King & Co., Inc. as proxy solicitor), federal and state filing fees, legal and audit fees, and premiums for continuing liability insurance. Liquidation expenses are currently estimated to be approximately $260,200, plus the transaction costs incurred in selling the Trust’s remaining portfolio securities, if any. An estimate of these expenses has already been accrued on the Trust’s books and is reflected in the Trust’s current net asset value. Actual expenses may be higher or lower than the estimate of such expenses that has already been accrued on the Trust’s books. The Board has reviewed and approved the foregoing arrangement with respect to expenses relating to the Liquidation Plan.

Dissolution of the Trust

          As soon as practicable after the payment of the final liquidating distribution, the officers of the Trust will close the books of the Trust and prepare and file, in a timely manner, any and all required income tax returns and other documents and instruments. Pursuant to the Liquidation Plan, the Trust will de-register as an investment company under the 1940 Act and thereafter dissolve under Delaware law.

Amendment or Abandonment of the Plan

          The Liquidation Plan provides that the Board may modify or amend the Liquidation Plan at any time without shareholder approval if it determines that such action would be advisable and in the best interests of the Trust and its shareholders. If any amendment or modification would, in the judgment of the Board, materially and adversely (i) affect the interests of shareholders or (ii) delay the payment of liquidating distributions, such amendment or modification will be submitted to Trust shareholders for approval. In addition, the Board may abandon the Liquidation Plan at any time prior to the payment of the final liquidating distribution, if the Board determines that abandonment would be advisable and in the best interests of the Trust and its shareholders.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE LIQUIDATION

          Payment by the Trust of liquidating distributions to Effective Date Shareholders will be a taxable event, as described below. Because the income tax consequences for a particular shareholder may vary depending on individual circumstances, each shareholder is urged to consult his or her own tax adviser concerning the federal, state and local tax consequences of receipt of a liquidating distribution.

          The Trust currently qualifies, and intends to continue to qualify through the end of the liquidation period, for treatment as a regulated investment company for U.S. federal income tax purposes so that it will not be required to pay U.S. federal income taxes on any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss) it distributes to Effective Date Shareholders. The receipt of liquidating distributions in exchange for shares of the Trust will be a taxable event for Effective Date Shareholders. Each Effective Date Shareholder will be treated as having sold his or her shares for an amount equal to the liquidating distribution(s) he or she receives. The amount of a liquidating distribution will equal the sum of (i) the amount of cash received by the Effective Date Shareholder and, (ii) if the Trust establishes a liquidating trust, the net fair market value of such Effective Date Shareholder’s share of the Trust’s assets (net of known liabilities) that are transferred to the liquidating trust. Each Effective Date Shareholder will recognize gain or loss in an amount equal to the difference between the Effective Date Shareholder’s adjusted basis in Trust shares and the total amount of such liquidating distribution(s). The gain or loss will be capital gain or loss to the Effective Date Shareholder if the Trust shares were held as capital assets in the Effective Date Shareholder’s hands, and generally will be long-term if the Trust shares were held for more than one year at the time of the liquidating distribution. Long-term capital gains are currently taxed to individual shareholders at a maximum 15% U.S. federal income tax rate through the end of 2010. If the Trust establishes a liquidating trust, then all income, gain, loss, deduction and expense of the liquidating trust will be attributed to the Effective Date Shareholders in accordance with their respective proportionate interests in the liquidating trust.

          The Trust generally will be required to withhold tax at the rate of 28% with respect to any liquidating distribution(s) to individuals and certain other non-corporate shareholders who have not previously certified to the Trust that their social security number or taxpayer identification number provided to the Trust is correct and that they are not subject to backup withholding.

          The foregoing summary is generally limited to certain U.S. federal income tax consequences to Effective Date Shareholders who are United States persons as determined for U.S. federal income tax purposes. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This summary does not address all of the tax consequences that may be relevant to a particular shareholder or to shareholders subject to special treatment under U.S. federal income tax law. No ruling has been or will be sought from the IRS regarding any matter discussed herein. Counsel to the Trust has not rendered and will not render any legal opinion regarding any tax consequences relating to the liquidation of the Trust or, if relevant, the liquidating trust. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth above. Furthermore, this summary does not address state, local or foreign tax consequences. Shareholders are urged to consult their own tax advisers as to the U.S. federal income tax consequences resulting from receiving a liquidating distribution(s), as well as any tax consequences under any applicable state, local or foreign tax laws, including possible changes in tax law.

BOARD RECOMMENDATION

          The Board unanimously recommends that you vote “FOR” the proposal to liquidate and dissolve the Trust pursuant to the Liquidation Plan.

OTHER MATTERS

          No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, and the Board is not aware of such matter a reasonable period of time prior to the Meeting, the persons named as proxies to vote the shares will vote thereon according to their best judgment in the interests of the Trust.

VOTING INFORMATION

          Required Vote. To become effective, the proposal to liquidate and dissolve the Trust requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Trust (as defined by the 1940 Act), which means the lesser of (a) the holders of 67% or more of the voting securities of the Trust present at the Meeting if the holders of more than 50% of the outstanding voting securities of the Trust are present in person or by proxy, or (b) more than 50% of the outstanding voting securities of the Trust. This voting requirement is referred to herein as a “majority of the outstanding voting securities.”

          Record Date. Only shareholders of record at the close of business on October 26, 2009 will be entitled to vote at the Meeting. On that date 508,210 Trust shares were outstanding, which were held of record or beneficially by 152 investors. All shares of the Trust will vote in the aggregate and each share will have one vote.

You should send your proxy in by one of the following methods.

1.

By Internet. Record Date Shareholders may submit proxies over the Internet by logging-on to the website listed on the front of the enclosed Proxy Card. Have your control number (located on the signature side of the enclosed Proxy Card) available for reference and the system will prompt you with instructions on how to vote. Do not mail the paper Proxy Card.

2.

By Telephone. Record Date Shareholders may submit proxies using any touch-tone telephone from within the United States by calling the toll-free number listed on the front of the enclosed Proxy Card. Have your control number (located on the signature side of the enclosed Proxy Card) available for reference and the system will prompt you with instructions on how to vote. Do not mail the paper Proxy Card.

3.	By Mail. Mark, sign and date the enclosed Proxy Card and return it in the enclosed postage-paid envelope.

          In accordance with Section 3806 of the Delaware Statutory Trust Act, shareholders may authorize the persons named as proxies to vote their shares by telephone, telegram or other electronic means.

          Quorum, Abstentions and Adjournments. A quorum is constituted with respect to the Trust by the presence in person or by proxy of the holders of more than 50% of the outstanding shares entitled to vote. Votes withheld and abstentions will be counted as present for quorum purposes. “Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will not be counted as shares present for quorum purposes with respect to such matters. Assuming the presence of a quorum, votes withheld, abstentions and broker non-votes will have the same effect as a vote against the proposal.

          In the event that a quorum is not present at the Meeting (or at any adjournment or postponement thereof) or in the event that a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares that are represented at the Meeting in person or by proxy. If a quorum is not present, all proxies will be voted in favor of adjournment. However, if a quorum is present at the Meeting but it appears that the proposal may not receive shareholder approval, the persons named as proxies may propose an adjournment of the Meeting.

          For an adjournment to occur if a quorum is present, sufficient votes to adjourn must be voted in favor of adjournment. The persons named as proxies will vote the following shares in favor of adjournment:

•	all shares for which they are entitled to vote in favor of (i.e., “FOR”) any proposal that will be considered at the adjourned meeting; and

•	abstentions and broker non-votes as to such proposals.

The persons named as proxies will vote the following shares against adjournment:

•	all shares for which they must vote “AGAINST” all proposals that will be considered at an adjourned meeting.

          Revocation of Proxy. Any shareholder giving a proxy may revoke it at any time prior to its exercise by delivering to the Trust a written revocation or a duly executed proxy bearing a later date or by notifying the Trust at any time before his or her proxy is voted that he or she will be present at the Meeting and wishes to vote in person.

In addition, a shareholder can notify the Trust of revocation by calling 1-888-605-1956. Proxies given by telephone or over the Internet may be revoked at any time before they are voted by following the above instructions for voting by telephone or over the Internet and submitting another proxy at a later date. Please note: being present at the Meeting alone does not revoke a previously executed and returned proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          As of September 23, 2009, to the Trust’s knowledge, no Trustees or officers of the Trust owned any shares of the Trust. As of September 23, 2009, UBS Financial Services, National Financial Services LLC, Citigroup Global Markets, Inc., Raymond James Financial Services, Inc., Raymond James & Associates, Inc. and Oppenheimer & Co. Inc. held of record, in nominee accounts for their respective clients, 27,498, 32,502, 37,162, 39,406, 42,013 and 292,301 shares, respectively, of the Trust representing approximately 5%, 6%, 7%, 8%, 8% and 58%, respectively, of the outstanding shares of the Trust. UBS Financial Services has an address of Newport Center III, 499 Washington Blvd., 9th Floor, Jersey City, NJ 07310, National Financial Services LLC has an address of 200 Liberty St., 1 Word Financial Center, New York, NY 10281, Citigroup Global Markets, Inc. has an address of 333 West 34th St., New York, NY 10013, Raymond James & Associates, Inc. and Raymond James Financial Services, Inc. have an address of 880 Carillon Parkway, St. Petersburg, FL 33716 and Oppenheimer & Co. Inc. has an address of 125 Broad St., New York, NY 10004. As of September 23, 2009, to the Trust’s knowledge, no other shareholder owned of record or beneficially 5% or more of the outstanding shares of the Trust.

DEADLINE FOR SHAREHOLDER PROPOSALS

          If the liquidation and dissolution of the Trust is approved, the Trust does not intend to hold another meeting of shareholders. However, if the liquidation and dissolution is not approved, or if the liquidation and dissolution do not occur, shareholders should be aware that the Trust does not hold annual meetings of shareholders. Pursuant to SEC rules, shareholders wishing to submit proposals for inclusion in a proxy statement for the Trust’s next meeting of shareholders, if any, must submit such proposals a reasonable time before the Trust begins to print and mail the proxy materials for such meeting. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the Securities Exchange Act of 1934. Because the Trust does not hold regular meetings of shareholders, if the liquidation and dissolution are not approved or do not occur, no anticipated date for the next meeting can be provided. Any shareholder wishing to present a proposal for inclusion in the proxy materials for the next meeting of shareholders, if any, should submit such proposal to the Trust at: c/o Oppenheimer Asset Management Inc., 200 Park Avenue, 24th Floor, New York, New York 10166.

          Shareholders wishing to submit a proposal for consideration at the Meeting must deliver notice of such a proposal to the President of the Trust at the address set forth above not later than the close of business on the 7th day following the date on which the Trust’s Board of Trustees gave notice of the Meeting in order to properly bring such proposed business before the Meeting. Any such notices must be received before the close of business on November [      ], 2009 in order to satisfy this requirement. A shareholder’s notice must set forth: (i) a description of the business proposed, the reasons for proposing such business at the Meeting and any material interest in such business of the shareholder, including any anticipated benefit therefrom; (ii) the name and address of the shareholder and the number of shares of the Trust which are directly or indirectly owned beneficially or of record by the shareholder; (iii) whether and to the extent which any hedging, derivative or other transaction has been entered into with respect to the Trust or its shares within the past six months by, or is in effect with respect to, the shareholder, the effect or intent of which transaction is to mitigate loss or manage risk or benefit relating to share price changes for, or to increase or decrease the voting power of, the shareholder; (iv) to the extent known by the shareholder giving the notice, the name and address of any other shareholder supporting the proposed business on the date of such shareholder’s notice; and (v) a representation that the shareholder giving the notice intends to appear in person or by proxy at the Meeting to bring such other business before the Meeting. Only shareholders who are shareholders of the Trust at the time of giving the notice described above, at the time of the Meeting and on the Record Date may properly bring business before the Meeting. Pursuant to the Trust’s by-laws, shareholders may not nominate any individual for election as Trustee at the Meeting because the enclosed Notice of Special Meeting of Shareholders of the Trust does not propose the election of Trustees.

ANNUAL AND SEMI-ANNUAL REPORTS

          Shareholders may receive a copy of the Trust’s Annual Report for the fiscal year ended September 30, 2008, and the Trust’s Semi-Annual Report for the six months ended March 31, 2009, without charge by contacting the Trust at 1-800-441-9800 or writing to the Trust, c/o Oppenheimer Asset Management Inc., 200 Park Avenue, 24th Floor, New York, New York 10166. When it becomes available, shareholders may receive a copy of the Trust’s Annual Report for the fiscal year ended September 30, 2009 without charge by contacting the Trust in the same manner described above.

EXPENSES OF PROXY SOLICITATION

          It is expected that the solicitation of proxies will be primarily by mail. The costs of preparing, assembling and mailing material in connection with the solicitation of proxies will be borne by the Trust. The Adviser, the Trust’s officers, and the Trust’s administrator may assist in the solicitation of proxies by telephone, telegraph, facsimile, e-mail or personal interview. The Trust has retained D.F. King & Co., Inc. to solicit proxies from shareholders. In connection with its services for soliciting proxies, D.F. King & Co., Inc. is being paid a fee of $1,000 plus costs by the Trust, and is being reimbursed by the Trust for certain out-of-pocket expenses related to its services. In addition, the Trust will bear the expense of the Meeting, including the costs of solicitation and the expenses of preparing, printing and mailing the Notice of Special Meeting and this Proxy Statement and enclosures. All of these expenses will be borne by the Trust as an expense of the liquidation. See “Description of the Liquidation Plan and Related Transactions – Expenses,” above.

COMMUNICATION WITH THE BOARD

          The Board, including all of the Independent Trustees, has adopted a policy that any communications by shareholders intended for the Board should be sent to the Trust at the address listed on the first page hereof and, if management deems it appropriate, it will forward any such communication to the Board (or applicable Trustee) or disclose it to the Board (or Trustee) at its next regular meeting.

APPRAISAL RIGHTS

          As a shareholder, you will not have appraisal rights in connection with the proposal to liquidate and dissolve the Trust.

HOUSEHOLDING

          Only one Proxy Statement is being delivered to multiple shareholders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders. The Trust will deliver promptly upon request a separate copy of the Proxy Statement to a shareholder at a shared address to which a single copy of the document was delivered. Shareholders can notify the Trust that they would like to receive a separate copy of the Proxy Statement by submitting a request in writing to the Trust at: c/o Oppenheimer Asset Management Inc., 200 Park Avenue, 24th Floor, New York, New York 10166, or via telephone at (212) 667-4225. Shareholders sharing an address and receiving multiple copies of the Proxy Statement may request to receive a single copy by contacting the Trust as set forth above.

ADDITIONAL INFORMATION

Investment Advisers

          Advantage Advisers, L.L.C., which is located at 200 Park Avenue, 24th Floor, New York, New York 10166, is the Trust’s investment adviser.

          Eden Capital Management Partners, L.P., which is located at 2727 Allen Parkway, Suite 1880, Houston, Texas 77019, is the Trust’s investment sub-adviser responsible for the Trust’s separate investment account investing in the healthcare/biotechnology sector.

          Alkeon Capital Management, L.L.C., which is located at 350 Madison Avenue, 9th Floor, New York, New York 10017, is the Trust’s investment sub-adviser responsible for the Trust’s separate investment account investing in the technology sector.

          KBW Asset Management, Inc., which is located at 787 7th Avenue, 6th Floor, New York, New York 10019, was the Trust’s investment sub-adviser responsible for the Trust’s separate investment account investing in the banking/financial services sector. KBWAM resigned as a sub-adviser to the Trust on August 31, 2009.

Administrator

          PNC Global Investment Servicing, which is located at 4400 Computer Drive, Westborough, Massachusetts 01581, is the administrator for the Trust.

Principal Distributor

          Oppenheimer & Co. Inc., which is located at 200 Park Avenue, 24th Floor, New York, New York 10166, currently acts as the principal distributor for the Trust.

Legal Proceedings

          There are no material pending legal proceedings to which the Trust or the Adviser is a party.

APPENDIX A

PLAN OF LIQUIDATION AND DISSOLUTION
OF
ADVANTAGE ADVISERS MULTI-SECTOR FUND I

                    This PLAN OF LIQUIDATION AND DISSOLUTION (the “Plan”) of ADVANTAGE ADVISERS MULTI-SECTOR FUND I (the “Trust”), a Delaware statutory trust, and the actions contemplated by it have been approved by the Board of Trustees of the Trust (the “Board” or the “Trustees”) as being advisable and in the best interests of the Trust and the holders of common shares of beneficial interest of the Trust (“shareholders”).

                    WHEREAS, for good and sufficient business reasons, the Trustees of the Trust desire to liquidate the Trust and distribute the Trust’s assets to the shareholders of the Trust; and

                    WHEREAS, the Board has considered this Plan for the purpose of liquidating and dissolving the Trust; and

                    WHEREAS, the Board has approved the submission of this Plan to the shareholders for their approval; and

                    WHEREAS, the Plan is intended to accomplish the complete liquidation and dissolution of the Trust in accordance with the Delaware Statutory Trust Act and the Second Amended and Restated Agreement and Declaration of Trust of the Trust, dated March 26, 2002 and as amended through the date hereof (the “Declaration of Trust”); and

                    WHEREAS, Section 11.2 of the Declaration of Trust, grants the Board the authority to liquidate and dissolve the Trust, subject to the affirmative vote of a “majority of the outstanding voting securities” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), provided that such liquidation and dissolution has been approved by 80% of the Trustees; and

                    WHEREAS, the liquidation and dissolution of the Trust pursuant to this Plan have been approved by all of the Trustees; and

                    WHEREAS, the Board has directed the submission of a proposal to liquidate and dissolve the Trust to the shareholders of the Trust at a meeting of shareholders and has authorized the distribution of a proxy statement in connection with the solicitation of proxies for such purpose;

                    NOW, THEREFORE, the Board hereby adopts this Plan for the purpose of liquidating and dissolving the Trust in accordance with the following:

                    1. Adoption of the Plan. This Plan shall be submitted to the shareholders of the Trust and is subject to the affirmative vote of “a majority of the outstanding voting securities” of the Trust as defined by the 1940 Act. Such approval of the Plan shall constitute approval by the shareholders of the sale of substantially all of the assets of the Trust and approval of other actions as contemplated by the Plan.

                    2. Effective Date. The effective date of the Plan shall be as soon as practicable following approval of the Plan by shareholders of the Trust on such date as may be designated by officers of the Trust (the “Effective Date”). The period commencing on the Effective Date and continuing until September 30, 2010, or such earlier or later date as the Board, in its sole and absolute discretion may determine, is referred to herein as the “Liquidation Period.”

                    3. Fixing of Interests and Closing of Shareholder Register Books. The proportionate interest of shareholders in the assets of the Trust shall be fixed on the basis of their respective holdings at the close of business on the Effective Date. Shareholders of record of the Trust as of the close of business on the Effective Date are sometimes referred to herein as “Effective Date Shareholders.” On the Effective Date, the share transfer books of the Trust shall be closed. Thereafter, unless the share transfer books are reopened because the Plan cannot be carried into effect under the laws of the State of Delaware or otherwise, the Effective Date Shareholders’ respective interests in the Trust’s assets shall not be transferable by the negotiation of share certificates or otherwise, except as approved by the Board. Changes to the Effective Date or to the designation of the Effective Date Shareholders may be made only with approval of the Board.

                    4. Cessation of Business. As of the close of business on the Effective Date, the Trust shall cease its business as an investment company and shall not thereafter engage in any business activities except for the purpose of winding up its business and affairs; preserving the value of its assets; paying, discharging or making reasonable provision for the payment of all of the Trust’s liabilities as provided in Section 8 hereof; and distributing the remaining assets to Effective Date Shareholders.

                    5. Disposition of Assets. Prior to and after the Effective Date, the Trust’s investment adviser and investment sub-advisers shall use all commercially reasonable efforts to sell all of the Trust’s portfolio assets for cash and shall hold or reinvest the proceeds thereof in cash and such short-term cash items as the Trust may lawfully hold or invest in (“Cash Items”). The Trust’s investment adviser shall not charge the Trust a management fee on Cash Items. To the extent the Trust cannot dispose of any such asset or assets prior to the expiration of the Liquidation Period, the Trust shall contribute such asset or assets to a Liquidating Trust (as defined in Section 10 hereof).

                    6. Disposition of Claims. Prior to and after the Effective Date, the Trust’s investment adviser shall use all commercially reasonable efforts to assert, prosecute, reduce to judgment, settle and collect all claims of the Trust (the “Claims”). To the extent the Trust cannot resolve any Claim prior to expiration of the Liquidation Period, then not later than the last day of such period the Trust shall contribute all such unresolved Claims to the Liquidating Trust along with such amounts of cash and other assets as the Trust shall determine might reasonably be required to resolve such unresolved claims.

                    7. Transactions. Within the Liquidation Period, the Trust shall have the authority to engage in such other transactions as may be appropriate to complete its liquidation and dissolution, including without limitation, the authority to mortgage, pledge, sell, lease, exchange or otherwise dispose of all or any part of its other assets for cash and/or shares, bonds, or other securities or property upon such terms and conditions as the Trust shall determine, with no further approvals by the shareholders except as required by law.

                    8. Provision for Liabilities. Within the Liquidation Period, the Trust shall pay or discharge or otherwise provide for the payment or discharge of, any liabilities and obligations, including, without limitation, any disputed claims or contingent liabilities which may then exist against the Trust, as may be determined by the Board and officers of the Trust, and any unascertained liabilities as may be estimated by the Board and officers of the Trust (the “Liabilities”). The foregoing may be accomplished by use of one or more trusts (including a liquidating trust), escrows, reserve funds, plans or other arrangements as determined by the Trust or required by law (collectively, the “Reserve Funds”), and the Board by adoption of this Plan does constitute and appoint any agent or trustee under the arrangements provided by the Trust pursuant to this Section 8 as the agent or trustee for the limited purposes provided in the agreement in which such purposes are set forth. Any amount withheld in Reserve Funds will be deducted pro rata from the net assets distributable to Effective Date Shareholders and held until such liabilities are settled or otherwise determined.

                    9. Distributions to Effective Date Shareholders. Promptly after the Effective Date and from time to time thereafter, the Trust, when and as declared by the Board, shall distribute to Effective Date Shareholders cash or other assets (other than cash or other assets held in the Reserve Funds) and all other properties held by it, by way of pro rata liquidating distributions to such Effective Date Shareholders. Cash and other assets held in the Reserve Funds (including any income earned thereon) or the Liquidating Trust in excess of the amounts required for the payment or discharge of the Trust’s liabilities and obligations shall be distributed to Effective Date Shareholders at the time and under the conditions set forth in the instruments establishing the Reserve Funds and the Liquidating Trust. Upon mailing of the final liquidating distribution, all outstanding shares of the Trust will be deemed cancelled.

                    10. Liquidating Trust. If necessary, the Trust, as promptly as practicable, but in any event within the Liquidation Period, shall (i) create with one or more trustees (“Liquidation Trustees”) selected by the Board, a liquidating trust (the “Liquidating Trust”) pursuant to a liquidating trust agreement (the “Liquidating Trust Agreement”), (ii) grant, assign and convey to the Trustees of the Liquidating Trust all rights of ownership of the Reserve Funds and any other assets not yet distributed to Effective Date Shareholders, subject to all of the Liabilities and (iii) distribute interests in the Liquidating Trust to Effective Date Shareholders (the transactions contemplated by this Section 10, together with any initial distributions to Effective Date Shareholders, shall be referred as the “Liquidation”).

                    (a)     No distributions of any of the assets held by the Liquidation Trustees of the Liquidating Trust shall be made by the Liquidation Trustees other than as provided by the express terms and provisions of the Liquidating Trust Agreement, and no assets held by the Liquidation Trustees shall ever revert or be distributed to the Trust or to any shareholder of the Trust, as such, other than a former Effective Date Shareholder entitled thereto as provided in the Liquidating Trust Agreement. Assets held in the Liquidating Trust shall be distributed to the beneficiaries of the Liquidating Trust at the time and under the conditions set forth in the express terms and provisions of the Liquidating Trust Agreement.

                    (b)     It is intended that the Liquidating Trust will constitute a liquidating trust that is owned by the Trust’s former Effective Date Shareholders for U.S. federal income tax purposes. Accordingly, for U.S. federal income tax purposes, it is intended that the assignment of the assets to the Liquidation Trustees of the Liquidating Trust shall, subject to the terms and provisions of the Liquidating Trust Agreement, constitute a final liquidating distribution by the Trust to its Effective Date Shareholders of their pro rata interests in such assets (net of any known liabilities), followed by such Effective Date Shareholders’ contribution of their pro rata interests in such assets to the Liquidating Trust.

                    11. Filings. The Trust shall file a notice of liquidation and dissolution and any other documents as are necessary to effect the liquidation and dissolution of the Trust in accordance with the requirements of the Declaration of Trust, Delaware Statutory Trust Act, the Internal Revenue Code of 1986, as amended (the “Code”), any applicable securities laws and any rules and regulations of the Securities and Exchange Commission (the “SEC”), any state securities commissions or otherwise, including, without limitation, withdrawing any qualification to conduct business in any state in which the Trust is so qualified and the preparation and filing of any tax returns. As soon as practicable after the Liquidation, the Secretary of the Trust shall lodge among the records of the Trust this Plan evidencing the fact of such liquidation and the termination of the Trust.

                    12. De-registration as an Investment Company. As soon as reasonably practicable after the Liquidation, the Trust shall file with the SEC an application for de-registration as an investment company under the 1940 Act, and shall be authorized to file any amendments thereto as the officers of the Trust deem necessary to effect such de-registration.

                    13. Dissolution. As soon as reasonably practicable after the SEC has issued an order granting de-registration of the Trust under the 1940 Act, the officers of the Trust shall take such action as they deem necessary to effect the dissolution and termination of the Trust under Delaware law.

                    14. Authorized Officers. Any officer or Trustee of the Trust (the “Authorized Officers”) shall have the responsibility to take such actions under this Plan, prior to, at and after the Effective Date, as may be necessary or appropriate to implement this Plan and to oversee the complete liquidation, winding up and dissolution of the Trust pursuant hereto. To assist in effecting the complete liquidation, winding up and dissolution of the Trust in accordance with this Plan, the Authorized Officers are hereby authorized and directed to execute all documents, file all papers and take all actions as such persons deem necessary or desirable for the purpose of effecting the complete liquidation, winding up and dissolution of the Trust in accordance with this Plan. The Authorized Officers are hereby authorized and directed to delegate any of their duties and responsibilities to any adviser, administrator, custodian, transfer agent, distributor or other service provider pursuant to its applicable service agreement with the Trust.

                    The death, resignation or disability of any Trustee or officer of the Fund shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in this Plan.

                    15. Expenses. The Trust shall bear all expenses incurred by it in carrying out the Plan, whether or not the liquidation and dissolution contemplated by the Plan are effected.

                    16. Amendment or Abandonment of the Plan. The Board may modify or amend this Plan at any time without shareholder approval if it determines that such action would be advisable and in the best interests of the Trust and its shareholders. If any amendment or modification appears necessary and in the judgment of the Board will materially and adversely affect the interests of the shareholders or materially delay the time at which distributions of the Trust’s net assets will be made, such an amendment or modification will be submitted to the shareholders for approval. In addition, the Board may abandon this Plan at any time prior to payment of the final liquidating distribution if it determines that abandonment would be advisable and in the best interests of the Trust and its shareholders.

                    17. Governing Law. This Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

PRELIMINARY PROXY MATERIALS – SUBJECT TO COMPLETION

Form of Proxy

ADVANTAGE ADVISERS MULTI-SECTOR FUND I

PROXY SOLICITED ON BEHALF OF THE
BOARD OF TRUSTEES FOR
SPECIAL MEETING OF SHAREHOLDERS ON DECEMBER 4, 2009

          The undersigned hereby appoints Stephen Beach and Deborah Kaback, jointly and severally, as proxies, with full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of beneficial interest in Advantage Advisers Multi-Sector Fund I (the “Trust”) held of record by the undersigned at the close of business on October 26, 2009 at the Special Meeting of Shareholders of the Trust to be held at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022 on December 4, 2009 at 10:00 a.m., New York time, and at any and all adjournments or postponements thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Trust covered hereby. I acknowledge receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated October [      ], 2009, each of which is incorporated herein by reference.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING PROPOSALS.

1.	To approve the liquidation and dissolution of Advantage Advisers Multi-Sector Fund I pursuant to a Plan of Liquidation and Dissolution.

Place an “X” in one box.

FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE OR CALL 1-800-830-3542 TO VOTE BY PHONE OR LOG ON TO WWW.2VOTEPROXY.COM TO VOTE OVER THE INTERNET. (HAVE YOUR CONTROL NUMBER (LOCATED ON THE SIGNATURE SIDE OF THE ENCLOSED PROXY CARD) AVAILABLE FOR REFERENCE). IF YOU VOTE BY PHONE OR OVER THE INTERNET, DO NOT MAIL THE PAPER PROXY CARD UNLESS YOU WISH TO CHANGE YOUR VOTE.

          If this proxy is properly executed and received by the Trust prior to the meeting, the shares in the Trust represented hereby will be voted in the manner directed above. If this proxy is executed and the manner of voting is not otherwise specified, this proxy will be voted “FOR” the liquidation and dissolution of Advantage Advisers Multi-Sector Fund I pursuant to a Plan of Liquidation and Dissolution. The named proxies are also authorized to vote in their discretion upon such other business as may properly come before the meeting and any adjournment(s) or postponement(s) thereof and matters incident to the conduct of the meeting and any adjournments or postponements thereof.

Please date and sign below exactly as your name appears on this proxy. Executors, administrators, trustees, etc. should give full title. If shares of the Trust are held jointly, each holder should sign.

Name of Shareholder
(exactly as it appears on your account statement)

Authorized Signature
Title:

Authorized Signature
Title:

Date:

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